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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  JUNE 4, 1998
                                (Date of Report)



                      MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                    1-11718
                             (Commission File No.)


           MARYLAND                                              36-3857664
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                        60606
  (Address of principal executive offices)                       (Zip Code)



                                 (312) 474-1122
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired or gained a controlling interest in twenty-six manufactured home communities during the period from January 1, 1998 through June 4, 1998. Of these communities, five were reported on Form 8-K/A dated August 29, 1997. The remaining twenty-one manufactured home communities are discussed below. The combined purchase price for these twenty-one manufactured home communities was approximately $111.5 million.

QUAIL MEADOWS,  RIVERBANK, CALIFORNIA

DESCRIPTION OF PROPERTY
On January 8, 1998, the Company acquired Quail Meadows located in Stanislaus County, California. Quail Meadows is a 146-site family manufactured home community. Amenities include: a swimming pool, playground, and basketball courts. As of March 31, 1998, occupancy was 98%.

TERMS OF PURCHASE
The purchase price of Quail Meadows was approximately $4.7 million. The Company purchased the community from the Guido G. Segarini Family Trust and the Ubaldi Living Trust. The acquisition was funded with a borrowing under the Company's line of credit.

SHERWOOD FOREST RV RESORT, KISSIMMEE, FLORIDA

DESCRIPTION OF PROPERTY
On April 30, 1998, the Company acquired Sherwood Forest RV Resort. Sherwood Forest RV Resort is a 512-site recreational vehicle community located adjacent to one of the Company's communities in Osceola County, Florida. The acquisition included an adjacent 33-acre parcel available for expansion sites. Amenities include: a swimming pool, spa, playground, laundry facilites, barbeque area, clubhouse and tennis courts. Occupancy fluctuates based on seasonality.

TERMS OF PURCHASE
The purchase price of Sherwood Forest RV Resort was approximately $7.0 million. The Company purchased the property from Florida Sherwood Forest, LTD., a California Limited Partnership. The acquisition was funded with a borrowing under the Company's line of credit.

CASA DEL SOL III, PEORIA, ARIZONA

DESCRIPTION OF PROPERTY
On May 14, 1998, the Company acquired Casa Del Sol III. Casa Del Sol III is a 238-site senior community located adjacent to one of the Company's communities
in Maricopa County, Arizona.   Amenities include:  a swimming pool, jacuzzi,
and clubhouse with billiards, a library, card room, exercise room and laundry facilities. As of March 31, 1998, occupancy was 94%.

TERMS OF PURCHASE
The purchase price of Casa Del Sol III was approximately $9.8 million. The Company purchased the property from Buzz Kroger's Casa Del Sol Resorts L.L.C., an Arizona Limited Liability Co. The acquisition was funded with a borrowing under the Company's line of credit.



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THE COLLEGE HEIGHTS TRANSACTION

On June 4, 1998, the Company entered into a joint venture agreement with Wolverine Investors L.L.C. to acquire the following eighteen manufactured home communities (the "College Heights Communities"). The aggregate purchase price for the College Heights Communities was approximately $90 million. The Company contributed approximately $19 million to the joint venture, contributed approximately $2.0 million to the joint venture and the remainder of the acquisition was funded with a borrowing from a bank of approximately $69 million. The Company's $19 million contribution to the joint venture was funded with a borrowing under the Company's line of credit.

AMERICANA ESTATES, KALAMAZOO, MICHIGAN

DESCRIPTION OF PROPERTY
Americana Estates is a 161-site family community located in Kalamazoo County, Michigan. Amenities include: a clubhouse, playground, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 98%.

APPLETREE, WALKER, MICHIGAN

DESCRIPTION OF PROPERTY
Appletree is a 238-site family community located in Kent County, Michigan. Amenities include: a clubhouse, laundry facilites, fenced storage area, swimming pool, playground and lake. As of March 31, 1998, occupancy was 95%.

BRIGHTON VILLAGE, BRIGHTON, MICHIGAN

DESCRIPTION OF PROPERTY
Brighton Village is a 196-site family community located in Livingston County, Michigan. Amenities include: a clubhouse and a fenced storage area. As of March 31, 1998, occupancy was 83%.

COLLEGE HEIGHTS PARK, AUBURN HILLS, MICHIGAN

DESCRIPTION OF PROPERTY
College Heights Park is a 161-site senior community located in Oakland County, Michigan. Amenities include: a clubhouse, storage area, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 97%.

GROVELAND MANOR, HOLLY, MICHIGAN

DESCRIPTION OF PROPERTY
Groveland Manor is a 186-site family community located in Oakland County, Michigan. Amenities include: a swimming pool, playground, basketball court, storage building and fenced RV storage area. As of March 31, 1998, occupancy was 92%.

HILLCREST ACRES, KALAMAZOO, MICHIGAN

DESCRIPTION OF PROPERTY
Hillcrest Acres is a 150-site mixed family and adult community located in Kalamazoo County, Michigan. Amenities include: a clubhouse, swimming pool, storage facility, and laundry facilities. As of March 31, 1998, occupancy was 98%.


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METRO PARK, ROMULUS, MICHIGAN

DESCRIPTION OF PROPERTY
Metro Park is a 227-site family community located in Wayne County, Michigan. Amenities include: a clubhouse, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 89%.

RIVERVIEW ESTATES, BAY CITY, MICHIGAN

DESCRIPTION OF PROPERTY
Riverview Estates is a 198-site family community located in Bay County, Michigan. Amenities include: a clubhouse, fenced storage area and utility garage, playground, and basketball courts. As of March 31, 1998, occupancy was 88%.

ROYAL VILLAGE, TOLEDO, OHIO

DESCRIPTION OF PROPERTY
Royal Village is a 233-site family community located in Lucas County, Ohio. Amenities include: a clubhouse, swimming pool, and fenced storage area. As of March 31, 1998, occupancy was 98%.

SOUTH LYON WOODS, SOUTH LYON, MICHIGAN

DESCRIPTION OF PROPERTY
South Lyon Woods is a 211-site family community located in Oakland County, Michigan. Amenities include: a clubhouse, laundry facilities, two playgrounds, and a RV storage area. As of March 31, 1998, occupancy was 99%.

WILLOW RUN ESTATES, YPSILANTI, MICHIGAN

DESCRIPTION OF PROPERTY
Willow Run Estates is a 184-site family community located in Washtenaw County, Florida. Amenities include: a clubhouse, swimming pool, playground, basketball court and laundry facilities. As of March 31, 1998, occupancy was 97%.

BOULEVARD ESTATES, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Boulevard Estates is a 288-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, laundry and storage facilities, swimming pool, and shuffleboard courts. As of March 31, 1998, occupancy was 93%.

BRITTANY ESTATES, TALLAHASSEE, FLORIDA

DESCRIPTION OF PROPERTY
Brittany Estates is a 298-site senior community located in Leon County, Florida. Amenities include: a clubhouse, playground, tennis courts, fenced storage area, and laundry facilities. As of March 31, 1998, occupancy was 90%.

CHALET VILLAGE, TAMPA, FLORIDA

DESCRIPTION OF PROPERTY
Chalet Village is a 60-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse and swimming pool. As of March 31, 1998, occupancy was 89%.

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DOWN YONDER, LARGO, FLORIDA

DESCRIPTION OF PROPERTY
Down Yonder is a 361-site senior community located in Pinellas County, Florida. Amenities include: two clubhouses with a kitchen and library/pool room, a swimming pool, shuffleboard, and laundry facilities. As of March 31, 1998, occupancy was 98%.

FERNWOOD, DELAND, FLORIDA

DESCRIPTION OF PROPERTY
Fernwood is a 92-site senior community located in Volusia County near Daytona Beach, Florida. Amenities include: laundry facilities, a storage facility and basketball court. As of March 31, 1998, occupancy was 97%.

FRIENDLY VILLAGE OF KAPOK, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Friendly Village of Kapok is a 236-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse with a kitchen, billiards room and laundry facilities, swimming pool, shuffleboard, playground, and barbeque area. As of March 31, 1998, occupancy was 88%.

SATELLITE PARK, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Satellite Park is a 87-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse and laundry facilities. As of March 31, 1998, occupancy was 92%.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         A. FINANCIAL STATEMENTS

            It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 1997 at the time of the filing of this report; such income statement will be filed as an amendment to this Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.

         B. PRO FORMA FINANCIAL INFORMATION

            It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.

         C. EXHIBITS

            10.1 Amended and Restated Limited Partnership Agreement of Wolverine Property Investment Limited Partnership.

         No information is required under Items 1,3,4,5, and 6, and these items have therefore been omitted.



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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                              MANUFACTURED HOME COMMUNITIES, INC.




                              BY:  /s/ Thomas P. Heneghan
                                   ----------------------------
                                   Thomas P. Heneghan
                                   Executive Vice President, Treasurer and
                                     Chief Financial Officer

                              BY:  /s/ Judy A. Pultorak
                                   ----------------------------
                                   Judy A. Pultorak
                                   Principal Accounting Officer






DATE:  June 17, 1998